INVESTOR DAY APRIL 2023

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 2 Overview “We come and go, but the land is always here.” - Willa Sibert Cather

The Urban Edge – Six Most Important Takeaways

1. Irreplaceable $4B portfolio of retail real estate primarily in the DC to Boston corridor
   - ~80% of portfolio value is located in NY metro, the most densely populated region in the U.S.
   - ~65% of asset value is anchored by grocers generating ~$900 psf in sales, 10% by Home Depot or Lowe's, and 7% are industrial and self-storage assets
2. Positioned with market leading NOI growth (20%+) over the next three years, nearly 80% of which is derived from executed leases and contractual rent bumps
3. High yielding, low-risk redevelopment (anchor repositioning) pipeline, $216M expected to generate a 12% unlevered yield
   - Portfolio with 1,400 acres located in infill locations
4. Strong balance sheet with only ~15% of total debt maturing through 2025
5. Three-year plan targets FFO of $1.35 per share in 2025, up 16% compared to 2023 updated guidance at mid-point. Dividend should grow accordingly
   - Increasing 2023 FFO guidance by $.02/share to $1.16/share at the midpoint
6. UE stock is mispriced as measured by FFO multiple, implied cap rate, and land and building value psf relative to risk-adjusted earnings growth

Data as of December 31, 2022

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Our Mission

Own and improve retail real estate, primarily in the Washington, DC to Boston corridor, generating attractive risk-adjusted returns while enhancing communities through strategic leasing, redevelopment and acquisitions.

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I N V E S T O R P R E S E N T A T I O N 5I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S Bruckner Commons in 2015 Bronx, NY

I N V E S T O R P R E S E N T A T I O N 6I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S Bruckner Commons – Today Bronx, NY

I N V E S T O R P R E S E N T A T I O N 7I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S Bruckner Commons – Tomorrow Bronx, NY

Urban Edge Team


Jeff Olson
Chairman and Chief Executive Officer


Jeff Mooallem
EVP, Chief Operating Officer


Mark Langer
EVP, Chief Financial Officer


Danielle De Vita
EVP, Development


Rob Milton
EVP & General Counsel


Scott Auster
EVP, Head of Leasing


Andrea Drazin
Chief Accounting Officer


Cecilia Li
SVP, Chief Information Officer


John Villapiano
SVP, Development


Leigh Lyons
SVP, Leasing


Paul Schiffer
SVP, Leasing


Etan Bluman
SVP, Finance & Investor Relations


Rob Vergara
SVP, Property Accounting


Helen Schultz
SVP, Deputy General Counsel


Cory Thompson
VP, Development & Finance

What's Changed Since Our November 2019 Investor Day?

» A pandemic validated the resiliency of brick-and-mortar retail real estate
  - We replaced underperforming anchor tenants with retailers like Target, ShopRite, and TJX concepts

» Simplified UE's strategy shifting focus to earnings growth while decreasing large-scale, mixed-use development plans reducing capital requirements and risk
  - Strengthened and realigned executive team
  - Lowered G&A expenses

» Capital is more expensive
  - 10-year UST has nearly doubled from 1.8% to 3.5% today and lending spreads have increased
  - Average strip center implied cap rate has increased over 100 bps from 6.2% to 7.3% today[1]

(1) Implied cap rate calculated with peers' 4Q22 supplemental data and stock price at 4/14/23

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Portfolio Concentrated in DC to Boston Corridor

Most heavily urbanized region in the U.S.



Vermont
New Hampshire
Massachusetts
BOSTON
New York
Connecticut
Rhode Island
Pennsylvania
New Jersey
NEW YORK
PHILADELPHIA
West Virginia
Maryland
BALTIMORE
District of Columbia
WASHINGTON
Delaware
Virginia
Persons Per Sq. Mile
0 - 150
150 - 250
250 - 750
750 - 1500
1500 - 3000
3000 - 5000
5000 - 7500
7500 or more

90%

portfolio NOI generated from properties situated in the DC to Boston corridor

2x

our peer average for 3-mile population density for total portfolio

10x

higher population than US average

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First-Ring Suburbs of NY Metro

44 Properties; ~80% of Total Value



NEW YORK
CONNECTICUT
LONG ISLAND
NEW YORK CITY
NEW JERSEY
Persons Per Sq. Mile
0 - 150
150 - 250
250 - 750
750 - 1500
1500 - 3000
3000 - 5000
5000 - 7500
7500 or more

Supply Constraints and Population Density drive demand from retailers seeking to expand their omnichannel initiatives

Population in first-ring NYC suburbs is stable as people remain rooted to NY metro

Work from home policies have contributed to higher foot traffic

Housing demand in NY metro is stronger than in other parts of the country

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 12 Portfolio Situated in Dense, Affluent U.S. Submarkets BRX FRT KIM KRG PECO REGROIC SITC UE $75,000 $80,000 $85,000 $90,000 $95,000 $100,000 $105,000 $110,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 220,000 240,000 3-Mile Median Household Income 3-Mile Population

Infill Shopping Center vs Secondary Market

Which property has higher land value?



PRIMARY MARKET

Bruckner Commons, Bronx, NY

Which one is more vulnerable to new supply?



Peer shopping center

SECONDARY MARKET

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Portfolio Composition (% of Value)



CORE
VALUE-ADD
PUERTO RICO
INDUSTRIAL/ SELF-STORAGE
NON-CORE



Tonnelle Commons, North Bergen, NJ

CORE: 63%



Bruckner Commons, Bronx, NY

VALUE-ADD: 20%



The Outlets at Montehiedra

PUERTO RICO: 6%



Tonnelle Commons, North Bergen, NJ

INDUSTRIAL/SELF-STORAGE: 7%



Manchester Plaza, Manchester, MO
Academy

NON-CORE: 4%

Percentages based on internal estimates of value as of March 31, 2023 excluding Sunrise Mall

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Portfolio Composition – Clear Path to Growth

	Core	Value-Add	Puerto Rico	Industrial/ Self-Storage	Non-core	Total
Number of Assets	36	12	2	4	20	74[1]
Gross Leasable Area	8.7M	3.0M	0.9M	1.5M	2.0M	16.0M
% of Portfolio Est. Value	63%	20%	6%	7%	4%	100%
Physical Occupancy Rate[2]	96%	72%	64%	86%	98%	89%
Leased Occupancy Rate[2]	97%	84%	91%	99%	99%	95%
Wtd. Avg. Base Rent PSF[2]	$20	$22	$24	$10	$14	$19
Wtd. Avg. 3-Mile Population	186,000	388,000	95,000	108,000	125,000	211,000
Wtd. Avg. 3-Mile Income	$140,000	$135,000	$55,000	$202,000	$112,000	$137,000
Estimated 3-Yr Capex	$120M	$170M	$35M	$5M	$10M	$340M
Estimated 3-Yr NOI Growth	$17M	$19M	$8M	$6M	$1M	$50M
Estimated 3-Yr NOI CAGR[3]	3%	14%	13%	17%	1%	6%

(1) Excludes Sunrise Mall; adjacent parcels at Bergen and Bruckner combined as a single asset
(2) Data as of 12/31/22
(3) CAGR calculated on '22 – '25 projected NOI

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Core Portfolio

Stable Cash Flows | 3% NOI CAGR

80%	10%	10%
Anchored by Grocers	Anchored by Home Improvement	Anchored primarily by Discounters

Percentage based on estimated gross asset value



BERGEN TOWN CENTER, Paramus, NJ


Wegmans

WOODMORE TOWNE CENTRE, Glenarden, MD


Walmart

TONNELLE COMMONS, North Bergen, NJ


THE HOME DEPOT

HANOVER COMMONS, East Hanover, NJ



HACKENSACK COMMONS, Hackensack, NJ


ShopRite

BRICK COMMONS, Brick, NJ


DICK'S
SPORTING GOODS

BRUNSWICK COMMONS, East Brunswick, NJ


BEST BUY

PLAZA AT WOODBRIDGE, Woodbridge, NJ


Walmart

GARFIELD COMMONS, Garfield, NJ

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 17 Value-Add Assets 14% NOI CAGR $18M 3-Year NOI growth from 6 assets representing 95% of value-add NOI growth BRUCKNER COMMONS GLA: 712K, Major Tenants: Best Buy BRUCKNERHUNTINGTON YONKERS GATEWAY CENTER Yonkers, NY Repositioned vacant grocer box with Marshalls and Homesense 75% NOI growth from executed leases and contractual bumps(1) +15% Leasing pipeline BROOMALL COMMONS Broomall, PA Replaced former Giant Food space with Amazon Fresh; re-tenanting former AC Moore with Nemours Children’s Hospital BRUCKNER COMMONS Bronx, NY Replacing vacant Kmart with Target; backfilling former Toys “R” Us HUNTINGTON COMMONS Huntington, NY Replaced former Kmart with ShopRite and Marshalls; adding Burlington KINGSWOOD CROSSING Brooklyn, NY Negotiating 20K sf lease with office user on vacant space CAGR calculated on ‘22 – ’25 projected NOI (1) Includes expected benefit of improved recoveries of operating expenses related to occupancy gains BURNSIDE COMMONS Inwood, NY Re-tenanting former anchor vacancy with Bingo Wholesale

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 18 The Sun is Shining in Puerto Rico » Significant relocation and tourism combined with tax incentives are helping drive local economic growth particularly in high density areas » Record low unemployment has enabled the local consumer to remain resilient » National and regional retailers, including Ross, TJX, and Burlington, are expanding on the island » Retail vacancy is at a 10-year low(1) » We expect to double the NOI generated in Puerto Rico over five years CAGR calculated on ‘22 – ’25 projected NOI Total Puerto Rico 3-YR NOI Growth: $8M | 13% NOI CAGR 70% From executed leases and contractual bumps (2) +10% Leasing pipeline (1) Per JLL Market Update 3/23 (2) Includes expected benefit of improved recoveries of operating expenses related to occupancy gains $13 $19 $18 $19 $23 $26 $- $5 $10 $15 $20 $25 $30 2020 2021 2022 2023P 2024P 2025P NOI (M) Montehiedra 3-YR NOI Growth: $4M | 13.5% NOI CAGR 78% From executed leases and contractual bumps(2) +5% Leasing pipeline Las Catalinas 3-YR NOI Growth: $4M | 12.5% NOI CAGR 65% From executed leases and contractual bumps (2) +10% Leasing pipeline + =

The Outlets at Montehiedra – San Juan, Puerto Rico



» Value-oriented outlet center located six miles south of San Juan just off the main expressway with daily traffic of 125K cars

» Major improvements to tenant mix achieved over the past two years from new leases with Ralph's Food Warehouse, TJX, and a medical user.

» Strong anchor tenancy: Home Depot, Marshalls, Nike, and Old Navy

» Adding new pads to accommodate Walgreens, Global Mattress, Arby's, and Texas Roadhouse

San Juan, PR | 514K sf
3 YR NOI Growth: $4M | 13.5% NOI CAGR

78%
From executed leases and contractual bumps(1)

+5%
Leasing pipeline

CAGR calculated on '22 – '25 projected NOI
(1) Includes expected benefit of improved recoveries of operating expenses related to occupancy gains

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Las Catalinas – Caguas, Puerto Rico


golden corral

- Regional mall located in Caguas. The property is highly visible, with easy access to the main expressway
- The asset is undergoing a transformation replacing a former 122K sf Kmart vacancy with Sector Sixty6 an entertainment complex offering K1 go-karts, VR robotics, rope courses, bowling, and a restaurant
- In anticipation of Sector Sixty6's opening, 41 tenants, including T-Mobile, Bath & Body Works, and AT&T have recently executed lease renewals and 9 tenants have recently self-funded store renovations

Caguas, PR | 355K sf
3YR NOI Growth: $4M | 12.5% NOI CAGR

65%
From executed leases and contractual bumps[1]

+10%
Leasing pipeline

CAGR calculated on '22 – '25 projected NOI
(1) Includes expected benefit of improved recoveries of operating expenses related to occupancy gains

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Industrial / Self-storage

Diversified Cash Flows | 17% NOI CAGR

$6M
3 Year NOI Growth

90%
From executed leases and contractual bumps[1]



1.2M sf
industrial park

17%
NOI CAGR from executed leases and contractual bumps[1]

HANOVER WAREHOUSES



127K sf
Converted retail to industrial

36%
NOI CAGR from executed leases and contractual bumps[1]

LODI



Developed on under-utilized parking lot

10%
Unleveraged yield

NORTH BERGEN CUBESMART


ExtraSpaceStorage

Converted unused basement space

22%
Unleveraged yield

WOODBRIDGE EXTRA SPACE

CAGR calculated on '22 – '25 projected NOI
(1) Includes expected benefit of improved recoveries of operating expenses related to occupancy gains

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Urban Edge Board of Trustees – 2023 Slate Refreshed and Diversified Board With Deep Expertise Katherine M. SandstromKevin P. O’Shea Mary L. Baglivo Steven H. Grapstein Steven J. GuttmanNorman K. Jenkins Lead Trustee Jeffrey S. Olson Chairman and CEO Douglas W. SeslerCatherine D. Rice

UE Stock is Mispriced

We do not believe current stock price adequately reflects our three-year growth plan increasing NOI by 20%+ and achieving $1.35 in FFO in 2025

	3-Mile Population Density	Implied Cap Rate	FFO Multiple	Implied Value PSF
UE	211,000	7.7%	12.2x	$185
Peer Average	120,000	7.3%	13.2x	$240

Source: Company data and implied cap rate based on stock price at 4/14/23; FFO Multiple calculated based on 2023 consensus analyst estimates per S&P Capital IQ

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 24 Business Update

The Retail Market

Tailwinds

- Pandemic demonstrated the resiliency and permanence of brick-and-mortar retail
- Open air centers have become a critical component of omni-channel fulfillment
- Demand is strong, with vacancy at the lowest level in 15 years
- Barriers to entry dramatically limit new supply

Headwinds

- Cost of capital impacts all industries
- Retailers are keeping a close eye on consumer spending
- Higher cost of doing business, particularly in cities

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 26 Retail Demand Driven by Successful Proven Brands Notable store expansion plans: Projected opening data per media reports 170 in 2023 500-600 in 5 years 200 new restaurants by 2025 Tripling the store count by 2030 Entering NY Metro market +300 expected in 2 years 75 – 100 over the next 5 years Potential for more than 2,200 new restaurants 255 – 285 new locations in 2023 1,000 new stores in 10 years 90 off-mall stores in 2023

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 27 Declining Retail Supply Has Helped Drive Higher Occupancy and Rent Growth 112 112 75 34 21 19 20 25 29 31 31 28 21 17 14 13 15 95.3% 88% 89% 90% 91% 92% 93% 94% 95% 96% 0 20 40 60 80 100 120 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 O cc up an cy ( % ) U n d er c on st ru ct io n ( M .S .F ) Multi-tenant retail construction vs occupancy (‘06 - ‘22) Under Construction Occupancy Note: Data pertains to non-mall multi-tenant retail. (Excludes single-tenant/net lease) Source: JLL Research, CoStar (Neighborhood center, power center, and strip center)

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 28 New Retail Construction in The Northeast is Virtually Non-existent 92.0% 92.5% 93.0% 93.5% 94.0% 94.5% 95.0% 95.5% 96.0% 0 2 4 6 8 10 12 2013 Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Q1 Net Delivered SF (End of Period) Under Construction SF (End of Period) Occupancy Rate Note: Pertains to data from CT, DC, MA, MD, ME, NH, NJ, NY, PA, RI, VA, and VT. Source: JLL Research, CoStar (Power Center, Neighborhood Center, and Strip Center) Net Deliveries & New Retail Construction vs Occupancy (MSF) e f peri ) e p

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 29 UE Achieved Record New Leasing Activity in 2022 683K 355K 347K 433K 369K 431K 678K 1 Million 2015 2016 2017 2018 2019 2020 2021 2022 Leased SF 22% Wtd Avg Cash Leasing Spread 8% Wtd Avg Cash Leasing Spread ’15 - ’21

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 30 Record 1M sf of New Leases in 2022 With Diverse Mix of Tenants

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 31 UE’s Same-Property Leased Occupancy – Returning to Historical Levels 98% 93% 93% 92% 94% 95% 98%+ 2016-2017 2018 2019 2020 2021 2022 2025 Projection (1) Represents an average of quarterly occupancy (1)

Upgraded Tenant Roster

UE has a proven track record of successfully re-leasing anchor spaces from bankrupt tenants. Toys "R" Us and Kmart boxes that represented 4% of ABR ***have been re-leased at average rent spreads of +35%.***

UPGRADED

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 33 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Top 15 Tenants – Dominant Operators With Financial Strength By Annualized Base Rent Data as of December 31, 2022 proforma to include SNO as of March 31, 2023 A- Weighted Avg. Credit Rating(1) 1.6%1.8%1.9%2.0%2.0%2.0%2.2%2.6%2.7%2.8%2.9%3.0%3.1%4.8%5.5%% of Total ABR 116544105584886226# of Stores BBNRNRAABB+NRNRAABB+ABB+BBB+BBB+ AA S&P Credit Rating 41% Of portfolio ABR $175B Weighted Avg. Market Capitalization(2) (1) Weighted based on ABR of S&P rated companies (2) Weighted based on ABR of publicly traded companies

The UE Portfolio – Value Drivers

Accretive Investments

- Delivered $105M at a 10% unleveraged yield during 2022
- Current pipeline includes $216M of investment at a 12% unleveraged return
- Opportunities include expansion, renovation, pad creation, and non-retail uses

Ancillary Benefits

- Improved assets → better leasing / renewals / traffic → greater ROI

Below Market Land Basis, Building Basis and Rent Basis

- Implied value of ~$2M per acre is significantly below current land value
- Building implied value is only $185/sf
- Average property is nearly 20 acres
- Rents are below market


Walgreens


Burlington


CITYMD
URGENT CARE

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Active Redevelopment Pipeline

12%
Unleveraged yield

95%
Pre-leased projects

Projects	Estimated Gross Cost ($000s)	Incurred as of 12/31/22	Target Stabilization	Description
Bergen Town Center (Phase B)	$44,300	$4,800	2Q25	Ground-up development of a medical office building for Hackensack Meridian Health
Bruckner Commons	38,700	3,000	2Q25	Retenanting former Kmart with Target
Las Catalinas	13,400	11,400	2Q23	Retenanting former Kmart with Sector Sixty6
The Outlets at Montehiedra (Phase C)	12,600	500	3Q24	Demising and retenanting former Kmart with Ralph's Food Warehouse and Urology Hub
The Outlets at Montehiedra (Phase A)	10,600	8,700	1Q23	Constructing new 14,000 sf building for Walgreens and Global Mattress and a new 3,000± sf pad for Arby's
Broomall Commons (Phase B)	10,300	2,700	4Q23	Retenanting former Giant Food with Amazon Fresh and retenanting 19,000 sf former A.C. Moore with Nemours Children's Hospital
Hudson Mall	9,700	4,400	1Q24	Retenanting former Toys "R" Us box
Shops at Bruckner (Phase B)	9,100	2,800	4Q23	Retenanting vacancy with Aldi and Lot Less
Huntington Commons (Phase B)	8,500	4,800	4Q23	Backfilling relocated Marshalls with Burlington (24,000 sf) and renovating center
Marlton Commons	7,300	800	3Q24	Redeveloping Friendly's with new 10,700± sf multi-tenant pad (First Watch and Cava executed)
Burnside Commons	6,900	1,400	1Q24	Retenanting anchor vacancy with Bingo Wholesale
The Outlets at Montehiedra (Phase D)	6,800	100	2Q24	Retenanting 24,000 sf Kmart with T.J. Maxx
All others less than $5M	37,800	10,900		Various retenanting and new pad projects
Total active projects	$216,000	$56,300		

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 36 Leases Signed Not Yet Open (SNO) Driving NOI Growth » Approximately $32M of future annual gross rent from the SNO pipeline will provide significant earnings growth » National, regional, and industrial tenants represent ~85% of the SNO pipeline » UE’s SNO pipeline leads the peer group and is the catalyst to drive future NOI growth 4.2 14.9 22.8 25.3 2.0 5.6 6.7 6.8 $0 $5 $10 $15 $20 $25 $30 $35 2023 2024 2025 2026 SNO Pipeline (Incremental Gross Rent)(1) Leases included in redevelopment projects Other leases $32.1M $29.5M $20.5M $6.2M (1) Represents total gross rent to be recognized for the next four years on vacant spaces and incremental rent on spaces still occupied on leases executed through 3/31/23 and not yet rent commenced as of 12/31/22 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% UE BRX SITC KRG FRT ROIC REG KIM PECO % of Base Rent Sector Leading SNO as % of Annualized Base Rent Source: Company data. FRT per estimates ($M)

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 37 UE’s Implied Value of $185/sf Represents a 25% Discount to Peer Average Source: Company data and implied operating value based on stock price at 4/14/23 - 50,000 100,000 150,000 200,000 250,000 0 50 100 150 200 250 300 350 400 450 BRX UE PECO SITC KIM KRG ROIC REG FRT 3-mile DensityImplied Value psf Implied Operating Value PSF 3- Mile Density

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 38 Property Spotlights

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 39 Sunrise - 77 Acres of Opportunity

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 40 Bergen Town Center

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 41 Bergen Town Center – 456-Unit Residential Opportunity on 8 Acres

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 42 Bergen Town Center – Neighborhood Residential Community

Core Asset: Woodmore Towne Centre, Glenarden, MD


WOODMORE
TOWNE CENTRE


Wegmans
9001

- 712,000 sf Wegmans and Costco anchored center located on 83 acres in Glenarden, MD; 9 miles from center of Washington, DC
- #2 most frequented open-air shopping center in Maryland; 99th percentile most visited in the U.S.
- Generating a 10%+ cash-on-cash return

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 44 Core Asset: Briarcliff Commons, Morris Plains, NJ AFTER BEFORE » 176K sf grocery-anchored center on 27 acres » Newly opened (Feb 2022) Uncle Giuseppe’s grocer increased 2022 foot traffic 62% compared to 2019 55% From executed leases and contractual bumps(1) +30% Leasing pipeline 6% Projected NOI CAGR 2022 - 2025 (1) Includes expected benefit of improved recoveries of operating expenses related to occupancy gains

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 45 Value-Add Asset: Huntington Commons, Huntington, NY AFTER BEFORE

Value-Add Asset: Huntington Commons, Huntington, NY



Marshalls
petco

- 207K sf center anchored by new ShopRite (opened 4Q '22), Marshalls, Petco, Old Navy; includes a Home Depot shadow anchor
- Full renovation, façade and parking improvements will be completed in 3Q'23
- ShopRite projected to add 1.2M visits annually

52%
Projected NOI CAGR 2022 - 2025

90%
From executed leases and contractual bumps[(1)]

+10%
Leasing pipeline

(1) Includes expected benefit of improved recoveries of operating expenses related to occupancy gains

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 47 Value-Add Asset: Bruckner Commons, Bronx, NY BEFORE AFTER

Value-Add Asset: Bruckner Commons, Bronx, NY



- 510K sf located at Bruckner Blvd and White Plains Rd, one of the most significant retail hubs in the Bronx
- 3-mile population of 700K people
- 22 acres spread among 3 parcels with generous parking - one of the largest land tracts owned by a single entity in the Bronx
- Property has undergone full transformation:
  - Phase 1 – added first ShopRite in the Bronx and completed façade renovation and common area improvements
  - Phase 2 – upgraded tenancy with addition of Five Below, Lot Less and Aldi
  - Phase 3 - underway replacing vacant Kmart with Target and junior anchors - projected to increase annual visits by ~3M

34% Projected NOI CAGR 2022 - 2025

80% From executed leases and contractual bumps[(1)]

+10% Leasing pipeline

(1) Includes expected benefit of improved recoveries of operating expenses related to occupancy gains

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 49 Financial Overview

2023 Outlook – Raising FFO/share Guidance

Increasing guidance for 2023 FFO as Adjusted by $0.02 per share at the midpoint driven by higher NOI, lower G&A expenses and lower credit tenant loss reserves

	Updated	Previous
2023 FFO as Adjusted per diluted share	$1.14 to $1.18	$1.11 to $1.17
Full year outlook is based on the following assumptions:		
Same Property NOI with Redevelopment Growth	0% to 2.0%	(1.0%) to 2.0%
Same Property NOI with Redevelopment Growth (excl collections of amounts previously deemed uncollectible)	1.5% to 3.5%	0.5% to 3.5%
G&A expenses	$34.5M to $36.5M	$35.5M to $37.5M
Interest and debt expense	$71.0M to $72.5M	$70.1M to $73.0M

FFO as Adjusted excludes items that impact FFO comparability, including gains and losses on extinguishment of debt or any one-time items outside of the ordinary course of business. Refer to page 66 for Net Income to FFO reconciliations.

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Successfully Refinanced Bergen Town Center Mortgage

- Refinanced $300M mortgage on Bergen Town Center on attractive terms with high quality lenders:
  - Executed $290M, seven-year mortgage at fixed rate of 6.3%
  - Terms are significantly better than recent large retail financing transactions especially on an LTV and debt yield basis while comparing favorably to traditional shopping center loans
    - Only ten other retail debt financings in excess of $200M completed in the last 12 months
  - Highly reputable life company execution validated uniqueness, quality, and value of Bergen Town Center while providing better flexibility than CMBS alternatives

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Three-Year Growth Targets

	2023 – 2025
FFO as Adj Growth	3% - 5% avg annual growth
SP NOI w/Redevelopment	5% - 7% avg annual growth
Leased Occupancy	Increase from 95% to 98%
Redevelopment / Re-tenanting Cap Ex	$100M - $125M per year
Targeted Unleveraged Return	11% – 13%
Acquisitions	$0M - $100M
Net Debt to Forward EBITDA	~6.5x in 2025
Dividends	3% - 5% avg annual growth

FFO as Adjusted excludes items that impact FFO comparability, including gains and losses on extinguishment of debt or any one-time items outside of the ordinary course of business.
Refer to page 66 for Net Income to FFO reconciliations.

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2022 – 2025 FFO Bridge – Targeting $1.35/sh in 2025

	Per Share	Assumptions
2022 FFO as Adjusted	$1.21	
NOI Growth	$0.34 - $0.41	• 17% - 21% same-property NOI w/ redevelopment growth from 2022
Recurring G&A	$0.01 - $0.02	• Streamlined senior management team and targeting cost reduction efforts
Acquisitions	$0.00 - $0.02	• $0M - $100M of acquisitions net of 60% leverage at 6%
Interest and Debt Expense	($0.18) – ($0.16)	• $290M Bergen mortgage refinanced at 6.3% • $75-$100M of new leverage excluding acquisitions • $225M of debt maturities through 2025 assumed refinanced • New / refinanced debt assumes rates of 5.5% – 6.5% based on forward curve
Capitalized Interest	($0.05) – ($0.06)	• Declines from 2022 as portfolio is stabilized and cap ex is reduced
Income Tax Expense & Other	($0.02) – ($0.05)	• Tax impact from increased operating income in Puerto Rico and nonrecurring termination income
2025 FFO as Adjusted Target	$1.31 - $1.39	• 8% - 15% FFO growth from 2022

FFO as Adjusted excludes items that impact FFO comparability, including gains and losses on extinguishment of debt or any one-time items outside of the ordinary course of business. Refer to page 66 for Net Income to FFO reconciliations.

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 54 Components of Three-Year SP NOI w/ Redevelopment CAGR Excludes Sunrise Mall Signed but not yet open 3.4% – 4.0% Leasing Pipeline, Renewals & Options 1.3% – 2.3% Contractual Rent Steps & Other 1.0% – 1.3% Development/Expansions/Pads 0.3% – 0.4% Three-Year NOI CAGR: 6% - 8% 2023 – 2025 (Additional Contingency: 1%) Projected Three-Year NOI CAGR: 5% - 7% 80% of growth from executed leases and contractual rent bumps

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 55 NOI Increasing From Physical and Leased Occupancy Growth 95% 96% 97% 98%+ 91% 93% 96% 98% 2022 2023 Target 2024 Target 2025 Target Same-Property Occupancy Leased Physical (1) Anchors represent 83% of total consolidated GLA and shops represent 17% excluding Sunrise; Every 100 bps increase in anchor occupancy represents ~140 bps of NOI growth or ~$0.03/share of FFO. Every 100 bps increase in shop occupancy represents ~50 bps of NOI growth or ~$0.01/share of FFO Note: Data excludes Sunrise Mall 85% 89% 90-91% 96% 97% 98%+ 2022 2023 Target 2024-2025 Target Retail Leased Occupancy (1) Shops Anchors

Three-Year Capital Allocation Plan

- Since our spin, nearly 70% of our portfolio value will have undergone a substantial repositioning and will require less capital in the future
- Property investments focused on tenant quality have and will continue to strengthen long-term cash flows
- Once stabilized in 2025, portfolio is expected to generate free cash flow of **$40M - $60M** a year after dividends
- No equity issuance is assumed in 3-year plan

Capital Needs 2023 - 2025

$375M - $425M
leasing, redevelopment and maintenance capital

$0M - $100M
of acquisitions (assumes 60% leverage)

Current capital plan reduced from prior targets given focus on higher yielding, lower risk retenanting

$2B+ Capital Sources

$129M
cash and cash equivalents

$800M
undrawn credit facility

$900M
unencumbered assets

- **$150M - $200M** free cash flow after dividends and prior to capex
- Monetize **$50M - $100M** of proceeds from asset / land sales / joint ventures
- **$75M - $160M** new leverage

Balance Sheet data as of December 31, 2022

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Unique Secured Debt Strategy Aligned With Opportunistic Business Plan

- Strong balance sheet uniquely positioned with indebtedness solely attributable to non-recourse single-asset mortgages
- Strategy protects our balance sheet as the risk associated with each mortgage can be individually measured against NOI and value
- Proved to be valuable in 2020 when we were able to negotiate debt reductions of $93 million on our two properties in Puerto Rico
- Enforces additional controls related to significant leasing, property management and capital investments to comply with loan agreements
- Provides additional layer of diligence for leasing assumptions, operating expenses, and property condition / capital requirements when acquiring assets



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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 58 Liquidity and Balance Sheet • Total liquidity of ~$929 million, comprised of $129 million of cash and $800 million undrawn line of credit(1) • Outstanding indebtedness is made up of 34 individual non-recourse mortgages aggregating $1.7 billion • $300 million mortgage at Bergen Town Center was refinanced with a new 7-year $290 million 6.3% fixed rate mortgage • Only 9% of total debt is variable rate ($159 million), of which ~50% matures in 2024 Proforma Maturity Profile (Balloon payments only, $ millions) $29 $144 $52 $214 $306 $265 $58 $117 $0 $100 $200 $300 $400 2023 2024 2025 2026 2027 2028 2029 2030 2031 Thereafter 4.6% 4.9% 5.7% 4.2% 4.4% 4.4% 4.2% 5.8% 3.4% 6.4% Refinanced Maturity In-Place Maturity Note: All metrics as of December 31, 2022, except for impact of refinanced mortgage at Bergen Town Center that closed April 2023 (1) Maturing 2/9/27 with two 6-month extension options; interest rate as of 3/31/23 of SOFR + 110 bps 5.3 yearsWeighted Average Term to Maturity 4.8%Weighted Average Cost of Debt Wtd. Avg. Rate at Maturity % of debt o/s 0%7%22%3%16%18%13%3%9%2% $372 0% 5% 10% 15% 20% 25% 30% 35% 40% UE Peer Avg. Debt maturing thru ‘25 as % of total debt 5.1% wtd avg. interest rate Note: Peer data per Company 4Q22 Supplemental Schedules 5 mortgages averaging $29M on high quality assets N w BTC Maturity 4.0 % wtd avg. interest rate

ESG



Corporate Responsibility Strategy

- Set goal to **reduce Scope 1 and Scope 2 GHG** emissions by 30% before 2025 and by 50% before 2030 from a 2015 base year
- **Investing in health and wellness programs**, new diversity, equity and inclusion policies and professional and personal development
- **Investing in local communities** including Paramus, Hackensack, the Bronx and Puerto Rico
- Governance improved with continued **refreshment of our Board of Trustees** adding four new members in the past 18 months
- **Completed first ESG materiality assessment** to identify topics that are important to our stakeholders

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 60 Summary

Six Key Takeaways

1. Irreplaceable $4B portfolio of retail real estate primarily in the DC to Boston corridor
2. Positioned with market leading NOI growth (20%+) over the next three years, nearly 80% of which is derived from executed leases and contractual rent bumps
3. High yielding, low-risk redevelopment (anchor repositioning) pipeline, $216M expected to generate a 12% unlevered yield
4. Strong balance sheet with only ~15% of total debt maturing through 2025
5. Three-year plan targets FFO of $1.35 per share in 2025, up 16% compared to 2023 updated guidance at mid-point. Dividend should grow accordingly
6. UE stock is mispriced as measured by FFO multiple, implied cap rate, and land and building value psf relative to risk-adjusted earnings growth

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I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 62 Q&A

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 63 Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition, business and targeted occupancy may differ materially from those expressed in these forward-looking statements. You can identify many of these statements by words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this presentation. Many of the factors that will determine the outcome of forward-looking statements are beyond our ability to control or predict and include, among others: (i) the economic, political and social impact of, and uncertainty relating to, the ongoing COVID-19 pandemic and related COVID-19 variants; (ii) the loss or bankruptcy of major tenants; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration and the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (iv) the impact of e-commerce on our tenants’ business; (v) macroeconomic conditions, such as rising inflation and disruption of, or lack of access to, the capital markets, as well as potential volatility in the Company’s share price; (vi) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (vii) changes in general economic conditions or economic conditions in the markets in which the Company competes, and their effect on the Company’s revenues, earnings and funding sources, and on those of its tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates, rising inflation, and other factors, including the discontinuation of USD LIBOR, which is currently anticipated to occur in 2023; (ix) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due and potential limitations on the Company’s ability to borrow funds under its existing credit facility as a result of covenants relating to the Company’s financial results; (x) potentially higher costs associated with the Company’s development, redevelopment and anchor repositioning projects, and the Company’s ability to lease the properties at projected rates; (xi) the Company’s liability for environmental matters; (xii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches; (xv) the loss of key executives; and (xvi) the accuracy of methodologies and estimates regarding our environmental, social and governance (“ESG”) metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on our ESG efforts. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company's Annual Report on Form 10-K for the year ended December 31, 2022. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for any forward-looking statements included in this presentation. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation. Forward-Looking Statements

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 64 The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company's computation of non-GAAP metrics may not be comparable to similarly titled non-GAAP metrics reported by other REITs or real estate companies that define these metrics differently and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non-GAAP metrics. The following non-GAAP measures are commonly used by the Company and investing public to understand and evaluate our operating results and performance: • FFO: The Company believes FFO is a useful, supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry and, in particular real estate investment trusts ("REITs"). FFO, as defined by the National Association of Real Estate Investment Trusts ("Nareit") and the Company, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable real estate and land when connected to the main business of a REIT, impairments on depreciable real estate or land related to a REIT's main business, earnings from consolidated partially owned entities and rental property depreciation and amortization expense. The Company believes that financial analysts, investors and shareholders are better served by the presentation of comparable period operating results generated from FFO primarily because it excludes the assumption that the value of real estate assets diminishes predictably. FFO does not represent cash flows from operating activities in accordance with GAAP, should not be considered an alternative to net income as an indication of our performance, and is not indicative of cash flow as a measure of liquidity or our ability to make cash distributions. • FFO as Adjusted: The Company provides disclosure of FFO as Adjusted because it believes it is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO as Adjusted is calculated by making certain adjustments to FFO to account for items the Company does not believe are representative of ongoing core operating results, including non-comparable revenues and expenses. The Company's method of calculating FFO as Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. • NOI: The Company uses NOI internally to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. The Company believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company calculates NOI using net income as defined by GAAP reflecting only those income and expense items that are incurred at the property level, adjusted for non-cash rental income and expense, and income or expenses that we do not believe are representative of ongoing operating results, if any. In addition, the Company uses NOI margin, calculated as NOI divided by total property revenue, which the Company believes is useful to investors for similar reasons. Non-GAAP Financial Measures

I N V E S T O R D A Y A P R I L 2 0 2 3 U R B A N E D G E P R O P E R T I E S 65 • Same-property NOI: The Company provides disclosure of NOI on a same-property basis, which includes the results of properties that were owned and operated for the entirety of the reporting periods being compared, which total 69 properties for the quarters ended December 31, 2022 and 2021 and 68 properties for the years ended December 31, 2022 and 2021. Information provided on a same-property basis excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area ("GLA") is taken out of service and also excludes properties acquired or sold during the periods being compared. As such, same-property NOI assists in eliminating disparities in net income due to the development, redevelopment, acquisition or disposition of properties during the periods presented, and thus provides a more consistent performance measure for the comparison of the operating performance of the Company's properties. While there is judgment surrounding changes in designations, a property is removed from the same-property pool when it is designated as a redevelopment property because it is undergoing significant renovation or retenanting pursuant to a formal plan that is expected to have a significant impact on its operating income. A development or redevelopment property is moved back to the same-property pool once a substantial portion of the NOI growth expected from the development or redevelopment is reflected in both the current and comparable prior year period, generally one year after at least 80% of the expected NOI from the project is realized on a cash basis. Acquisitions are moved into the same-property pool once we have owned the property for the entirety of the comparable periods and the property is not under significant development or redevelopment. The Company has also provided disclosure of NOI on a same- property basis adjusted to include redevelopment properties. Same-property NOI may include other adjustments as detailed in the Reconciliation of Net Income to NOI and same-property NOI included in the tables accompanying our 4Q22 Quarterly Supplemental. We also present this metric excluding the collection of amounts previously deemed uncollectible. The Company believes net income is the most directly comparable GAAP financial measure to the non-GAAP performance measures outlined above. Reconciliations of these measures to net income have been provided in our Supplemental Disclosure Package and 10-K filed with the SEC on February 14, 2023. Operating Metrics The Company presents certain operating metrics related to our properties, including occupancy, leasing activity and rental rates. Operating metrics are used by the Company and are useful to investors in facilitating an understanding of the operational performance for our properties. Occupancy metrics represent the percentage of occupied gross leasable area based on executed leases (including properties in development and redevelopment) and include leases signed, but for which rent has not yet commenced. Same-property portfolio leased occupancy includes properties that have been owned and operated for the entirety of the reporting periods being compared, which total 69 properties for the quarters ended December 31, 2022 and 2021 and 68 properties for the years ended December 31, 2022 and 2021. Occupancy metrics presented for the Company's same-property portfolio excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area is taken out of service and also excludes properties acquired within the past 12 months or properties sold during the periods being compared. Executed new leases, renewals and exercised options are presented on a same-space basis. Same-space leases represent those leases signed on spaces for which there was a previous lease. The Company occasionally provides disclosures by tenant categories which include anchors, shops and industrial/self-storage. Anchors and shops are further broken down by local vs. regional/national tenants. We define anchor tenants as those who have a leased area of >10,000 sf. Local tenants are defined as those with less than five locations. Regional tenants are those with five or more locations in a single region. National tenants are defined as those with five or more locations and operate in two or more regions. Non-GAAP Financial Measures

Reconciliation: Net Income to FFO and FFO as Adjusted

(in thousands, except per share amounts)	2023 Guidance Per Diluted Share[1] Low	2023 Guidance Per Diluted Share[1] High	2025 Target Per Diluted Share[1] Low	2025 Target Per Diluted Share[1] High
Net income	$0.31	$0.34	$0.37	$0.45
Less net (income) loss attributable to noncontrolling interests in:				
Operating partnership	(0.01)	(0.01)	(0.02)	(0.02)
Consolidated subsidiaries	-	-	-	-
Net income attributable to common shareholders	0.27	0.33	0.35	0.43
Adjustments:				
Rental property depreciation and amortization	0.82	0.82	0.93	0.93
Limited partnership interests in operating partnership	0.01	0.01	0.02	0.02
FFO Applicable to diluted common shareholders	1.13	1.17	1.30	1.38
Adjustments to FFO:				
Transaction, severance and litigation expenses	0.01	0.01	0.01	0.01
FFO as Adjusted applicable to diluted common shareholders	$1.14	$1.18	$1.31	$1.39

(1) Items may not foot due to rounding in calculations

The Company is providing a projection of anticipated net income solely to satisfy the disclosure requirements of the Securities and Exchange Commission. The Company's projections are based on management's current beliefs and assumptions about the Company's business, and the industry and the markets in which it operates; there are known and unknown risks and uncertainties associated with these projections. There can be no assurance that our actual results will not differ from the guidance set forth above. The Company assumes no obligation to update publicly any forward-looking statements, including its 2023 earnings guidance and 2025 targets, whether as a result of new information, future events or otherwise. Please refer to the "Forward-Looking Statements" disclosures in this document and "Risk Factors" disclosed in the Company's annual and quarterly reports filed with the Securities and Exchange Commission for more information.

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